UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Creatd, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CREATD, INC.

2050 CENTER AVENUE, SUITE 640

FORT LEE, NJ 07024

(201) 258-3770

SUPPLEMENT TO PROXY STATEMENT FOR

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 29, 2021

This Supplement to Proxy Statement (this “Supplement”) relates to the Proxy Statement of Creatd, Inc. (the “Company”) that was first mailed and/or made available to shareholders on or about October 22, 2021 (the “Proxy Statement”). Our Board has decided to postpone the special meeting of stockholders originally scheduled for December 2, 2021 and the meeting will now be held on December 29, 2021 at 2:00 p.m. Eastern Time to allow for more time to obtain a quorum.

All other information presented in the Proxy Statement remains unchanged.

If you have already voted and do not wish to change your vote, you do not need to do anything. Your vote will be tabulated as you previously instructed. You may change your vote and revoke your proxy by (i) voting again by Internet or telephone at a later time before the closing of voting at 11:59 p.m., Eastern Time, on December 28, 2021; (ii) submitting a properly signed proxy card with a later date that is received no later than December 29, 2021; (iii) sending a written statement to that effect to Creatd, Inc., 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024, provided such statement is received no later than December 28, 2021; or (iv) attending the special meeting, revoking your proxy and voting in person.

December 2, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 29, 2021.

PROXY CARD

CREATD, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 29, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Jeremy Frommer, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of Creatd, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on December 29, 2021 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT — This Proxy must be signed and dated below.

The Annual Meeting of Stockholders of Creatd, Inc. will be held in a virtual meeting format at http://annualgeneralmeetings.com/Creatd/ on December 29, 2021. The notice of the Annual Meeting and this proxy card are being mailed to all stockholders eligible to vote at the Annual Meeting. This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are available electronically at http://annualgeneralmeetings.com/Creatd/

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

You are cordially invited to our 2021 annual stockholder meeting. Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at http://annualgeneralmeetings.com/Creatd/

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED AND FOR PROPOSAL 2.

1. Election of Class II Directors	FOR	WITHHOLD
01 – Jeremy Frommer 02 – Leonard Schiller 03 – Mark Standish 04 – Laurie Weisberg 05 – LaBrena Martin	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐
2. Proposal to ratify Rosenberg Rich Baker Berman, P.A. as Creatd’s independent registered public accountants for fiscal year ending December 31, 2021.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve, in a non-binding advisory vote, the frequency of executive compensation votes.	ONE YEAR ☐	TWO YEARS ☐	THREE YEARS ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:________________, 2021

Signature

Signature

(Joint Owners)
Name (printed)
Title

YOUR VOTE IS IMPORTANT

VOTE BY INTERNET:

1. BEFORE THE MEETING: Go to http://annualgeneralmeetings.com/Creatd/

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 28, 2021. Have your proxy card and control number in hand when you access the web site and follow the instructions.

2. DURING THE MEETING: Go to http://annualgeneralmeetings.com/Creatd/

You may attend the Meeting via the Internet and vote during the Annual Meeting. Have your control number ready to login to the Annual Meeting.

VOTE BY MAIL:

Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

YOUR CONTROL NUMBER IS:

REMINDER: You may vote your proxy by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. Eastern Time, prevailing time, on December 28, 2021.

Your Internet vote authorizes the named proxies to vote in the same manner as if you attended the meeting.